UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2010

ProUroCare Medical Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-51774	20-1212923
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6440 Flying Cloud Dr., Suite 101, Eden Prairie, Minnesota  55416
(Address of Principal Executive Offices)  (Zip Code)

(952) 476-9093
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into Material Definitive Agreements

Crown Bank Loan Renewal

On June 28, 2009, ProUroCare Medical Inc. (the “Company” or “we”) renewed $900,000 of our $1,100,000 Crown Bank promissory note along with our $100,000 Crown Bank promissory note.  The $100,000 note matures on November 28, 2010 and $900,000 promissory note matures on March 28, 2011.  Both notes bear interest at the Prime Rate plus 1.0 percent, but never less than 6.00 percent.  No other note terms were changed.  The notes remain secured by all Company assets and are guaranteed by James L. Davis, a director of the Company, and William S. Reiling.  The description of the loan renewals is qualified by the renewed notes which are incorporated by reference to Exhibits 10.1 and 10.2 filed herewith.

Item 2.03  Creation of a Direct financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Company

See “Crown Bank Loan Renewal” in Item 1.01 above.

Item 3.02  Unregistered Sales of Equity Securities

In connection with the Crown Bank Loan Renewal in Item 1.01 above, pursuant to loan guarantor compensation letter agreements dated June 28, 2010, Mr. Davis and Mr. Reiling each agreed to provide guarantees for both Crown Bank promissory notes under the same stock compensation formula as was provided for their previous guarantees of the Crown Debt given March 19, 2009.  Under the terms of the letter agreement, the Company agreed to accrue for issuance 10,000 shares of common stock per person per month for each month the $900,000 note remains outstanding and 1,111 shares of common stock per person per month for each month the $100,000 note remains outstanding, with a minimum compensation period of six months.   The description of the loan renewals is qualified by Form of Loan Guarantor Letter Agreement which is incorporated by reference to Exhibits 10.3 filed herewith.

The issuances of the securities described above will be made in reliance upon the exemption from registration provided under Section 4(2) of the Securities Act of 1933 base on the limited number of persons receiving the shares, their financial sophistication and the limited manner of the offering.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial statements: None

(b)	Pro forma financial information: None

(c)	Shell Company Transactions: None

(d)	Exhibits:

10.1	$900,000 Promissory Note dated June 28, 2010 issued in favor of Crown Bank (filed herewith).

10.2	$100,000 Promissory Note dated June 28, 2010 issued in favor of Crown Bank (filed herewith).

10.3	Form of Loan Guarantor Compensation Letter Agreement dated June 28, 2010 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROUROCARE MEDICAL INC.

July 2, 2010	By:	/s/ Richard C. Carlson
Richard C. Carlson
Chief Executive Officer